UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 29, 2011
Commission File Number of the issuing entity: 333-160604-01
GE EQUIPMENT TRANSPORTATION LLC, SERIES 2011-1
(Exact name of issuing entity)
Commission File Number of depositor: 333-160604
CEF EQUIPMENT HOLDING, L.L.C.
(Exact name of depositor as specified in its charter)
GENERAL ELECTRIC CAPITAL CORPORATION
(exact name of sponsor as specified in its charter)

Delaware	20-5439580

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 749-2101

(Former name or former address, if changed since last report.)

Exhibit Index located on page 5
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Entry into a Material Definitive Agreement.

Item 1.01	Entry into a Material Definitive Agreement.
     Issuance of Notes
     On June 29, 2011, GE Equipment Transportation LLC, Series 2011-1 (the “Issuer”), issued U.S.$213,000,000 Class A-1 Asset Backed Notes due July 20, 2012 (the “Class A-1 Notes”), U.S.$165,970,000 Class A-2 Asset Backed Notes due October 21, 2013 (the “Class A-2 Notes”), U.S.$177,360,000 Class A-3 Asset Backed Notes due October 20, 2014 (the “Class A-3 Notes”), U.S.$59,520,000 Class A-4 Asset Backed Notes due May 20, 2019 (the “Class A-4 Notes” and, together with the Class A-3 Notes, the Class A-2 Notes, and the Class A-1 Notes, the “Class A Notes”), U.S. $37,077,000 Class B Asset Backed Notes due May 20, 2019 (the “Class B Notes”) and U.S.$38,931,000 Class C Asset Backed Notes due May 20, 2019 (the “Class C Notes” and together with the Class B Notes and the Class A Notes, the “Notes”) described in a Prospectus Supplement dated June 22, 2011 to a Prospectus dated June 14, 2011.
     Use of Proceeds
     The public offering was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by the Issuer, which became effective on October 14, 2009 and was assigned commission file number 333-160604. The aggregate amount registered under the Registration Statement was U.S.$2,533,082,133.
     The public offering terminated on June 29, 2011 upon the sale of all of the Class A Notes. The Class B Notes and the Class C Notes were not offered to the public but rather sold to VFS Financing, Inc. (“VFS”), an affiliate of the depositor. The underwriters of the Class A Notes were Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., CastleOak Securities, L.P. and RBS Securities Inc. A total of U.S.$213,000,000 Class A-1 Notes were registered and sold, with a total price to the public of U.S.$213,000,000; a total of U.S.$165,970,000 of Class A-2 Notes were registered and sold with a total price to the public of U.S.$165,965,037.50; a total of U.S.$177,360,000 of Class A-3 Notes were registered and sold with a total price to the public of U.S.$177,333,874.90; a total of U.S.$59,520,000 of Class A-4 Notes were registered and sold, with a total price to the public of U.S.$59,507,554.37. There was no underwriting agreement with respect to the Class B Notes or the Class C Notes and, consequently, no underwriting discount was paid to underwriters with respect to the Class B Notes or the Class C Notes.
     During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S.$1,354,788.30. After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are U.S.$614,451,678.44. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S.$1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S.$613,451,678.44. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
     The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase equipment loans from the sponsor, an affiliate of the Issuer. Except as provided in

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the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.
Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(a)     Not applicable
(b)     Not applicable
(c)     Not applicable
(d)     Exhibits
The following material definitive agreements have been entered into:
1. Limited Liability Company Agreement of the Issuer (the “LLC Agreement”), dated as of June 29, 2011.
2. Loan Sale Agreement, dated as of June 29, 2011, between General Electric Capital Corporation (“GECC”) and CEF Equipment Holding, L.L.C. (“CEF Holding”) (the “Loan Sale Agreement”).
3. Loan Purchase and Sale Agreement, dated as of June 29, 2011, between CEF Holding and the Issuer (the “Loan Purchase and Sale Agreement”).
4. Servicing Agreement, dated as of June 29, 2011, between the Issuer and GECC, as the servicer (the “Servicing Agreement”).
5. Indenture, dated as of June 29, 2011 (the “Indenture”) between the Issuer and Citibank, N.A., as the indenture trustee.
6. Administration Agreement (the “Administration Agreement”), dated as of June 29, 2011, between the Issuer and GECC, as the administrator.

Exhibit No.	Description
Exhibit 4 (b)	LLC Agreement
Exhibit 4 (c)	Loan Sale Agreement
Exhibit 4 (d)	Loan Purchase and Sale Agreement
Exhibit 4 (e)	Servicing Agreement
Exhibit 4 (f)	Indenture
Exhibit 4 (g)	Administration Agreement

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
June 29, 2011

CEF EQUIPMENT HOLDING, L.L.C.
By:	/s/ Charles Rhodes
	Name:	Charles Rhodes
	Title:	Vice President and Secretary

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Exhibit Index

Exhibit No.	Description
Exhibit 4 (b)	LLC Agreement
Exhibit 4 (c)	Loan Sale Agreement
Exhibit 4 (d)	Loan Purchase and Sale Agreement
Exhibit 4 (e)	Servicing Agreement
Exhibit 4 (f)	Indenture
Exhibit 4 (g)	Administration Agreement

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